UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 15, 2006
PROGRESSIVE GAMING INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	000-22752 (Commission File Number)	88-0218876 (I.R.S. Employer Identification No.)
920 Pilot Road
Las Vegas, Nevada 89119
(Address of Principal Executive Offices)
(702) 896-3890
(Registrants telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Effective June 16, 2006, Michael A. Sicuro resigned from the position of Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Progressive Gaming International Corporation (the “Company”), for personal reasons and to pursue other interests. The Company and Mr. Sicuro entered into a Severance Agreement and Release of All Claims dated June 15, 2006 by and between the Company and Mr. Sicuro, a copy of which is attached hereto as Exhibit 99.1 (the “Severance Agreement”). Pursuant to the terms of the Severance Agreement, Mr. Sicuro is entitled to, among other things, severance equal to two years of his base salary, payable over a two year period in accordance with the Company’s normal payroll schedule.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective June 16, 2006, Michael A. Sicuro resigned from the position of Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company as more fully described in Item 1.01 above. On June 15, 2006, the Company appointed Heather A. Rollo, previously the Company’s Vice President of Finance and Chief Accounting Officer, as the Company’s Executive Vice President, Chief Financial Officer and Treasurer.
Ms. Rollo joined the Company in February 2005. Prior to joining the Company, she served in the gaming industry for nine years through her experience in public accounting and employment with a casino operator. From 2004 through 2005, she was employed as a senior audit manager at Ernst & Young LLP. From 2003 through 2004, she served as the Director of Accounting at Ameristar Casinos, Inc. For the period from 1998 through 2003, she served in various audit and consulting roles at Deloitte and Touche LLP and Arthur Andersen. Ms. Rollo holds a Bachelor’s degree in Business Administration and a Masters in Accountancy from Southern Utah State University and is a Certified Public Accountant.
The Company entered into an Employment Agreement with Ms. Rollo, dated February 11, 2005 (the “Agreement”), the material terms of which were described in a Form 8-K filed the Company with the Securities and Exchange Commission on February 17, 2005.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1	Severance Agreement and Release of All Claims dated June 15, 2006 by and between the Company and Mr. Sicuro

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation
	By:	/s/ HEATHER A. ROLLO
Date: June 21, 2006		Heather A. Rollo
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Severance Agreement and Release of All Claims dated June 15, 2006 by and between the Company and Mr. Sicuro